UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 24, 2025
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 24, 2025, Genprex, Inc. (“Genprex” or the “Company”) issued a press release announcing that its research collaborators presented positive preclinical research from studies of GPX-002, the Company’s diabetes gene therapy drug candidate, at the 2025 American Diabetes Association (“ADA”) 85th Scientific Sessions in Chicago, Illinois.  The research demonstrated that alpha cells in animal models of Type 1 diabetes had undergone transdifferentiation to beta-like cells after being transduced with GPX-002 and the beta-like cells were still providing improved control of glucose levels after three months.

The oral presentation at ADA discussed GPX-002 which uses infusion of recombinant adeno-associated virus (“rAAV”) retrograde into the pancreatic duct to deliver the Pdx1 and MafA genes. The gene therapy converts alpha cells into beta-like cells that secrete insulin physiologically, reversing diabetes in mouse models, where immunosuppression was not necessary. Researchers evaluated the immune response to direct infusion of rAAV into the pancreatic duct of non-human primates (“NHPs”) with streptozotocin-induced diabetes and evaluated how to best manage immune responses against the virus capsid proteins. Diabetes was induced with streptozotocin in cynomolgus macaques, a type of NHP.  NHPs received retrograde intraductal infusion of rAAV via laparotomy for precise delivery to the pancreas. rAAV capsids were chosen based on tropism for endocrine cells, and pre-existing neutralizing antibody titers were negative. Expression of viral proteins occurs for a limited period of time after rAAV infection, since the infection does not produce new AAV virus. One-month post-infusion, NHPs showed improved glucose tolerance and reduced insulin requirements. In the following months, using steroid-sparing regimens, increases in pancreatic B and T lymphocyte populations were noted on single cell RNA sequencing. Temporary immunosuppression (“IS”), using a combination of rituximab, rapamycin, and steroids for a 3-month course is largely effective at preventing anti-viral immunity. However, discontinuation of IS at 3 months post-infusion led to an immune response afterwards, indicating that IS in NHPs may need to be continued longer, and six months of IS in NHPs is now being evaluated. When colocalization of insulin and glucagon is quantified, there was significantly elevated colocalization in treated islets compared to untreated diabetic and non-diabetic controls. This research suggests that GPX-002 can lead to transdifferentiation of alpha cells into a new population of beta-like cells that make insulin but still retain the capacity to produce glucagon.

In conclusion, the novel rAAV gene therapy research demonstrated that infusion of rAAV directly into the pancreatic duct of NHPs leads to transdifferentiation of alpha cells to beta-like cells with restoration of glucose homeostasis. IS, including steroids, is necessary for a number of months to prevent anti-viral immunity in NHPs.  Researchers are continuing preclinical studies of GPX-002 therapy in NHP models of both Type 1 and Type 2 diabetes to generate additional data, and current studies are evaluating viral efficacy after six months of IS.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2024.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines; the timing and success of Genprex’s clinical trials and regulatory approvals, including but not limited to, the Company’s beliefs about the anticipated effects of GPX-002 and its potential as a therapeutic approach; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; the effects of any strategic research and development prioritization initiatives, and any other strategic alternatives or other efforts that Genprex takes or may take in the future that are aimed at optimizing and re-focusing Genprex’s diabetes, oncology and/or other clinical development programs including prioritization of resources, and the extent to which Genprex is able to implement such efforts and initiatives successfully to achieve the desired and intended results thereof; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: June 24, 2025	By:	/s/ Ryan Confer
Ryan Confer
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)